UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2007

OPTIO SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-15529	58-1435435
State of Other Jurisdiction	Commission File Number	I.R.S. Employer
of Incorporation		Identification Number

3015 Windward Plaza, Windward Fairways II, Alpharetta, Georgia 30005
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 576-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                          Other Events.

On June 25, 2007, Optio Software, Inc. (the “Company”) issued a press release reporting that it retained Healthcare Growth Partners, LLC to explore strategic alternatives for the Company’s healthcare software division, including a possible sale of this division.

A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1

Item 9.01                                          Financial Statements and Exhibits

(d)  the following exhibit is furnished with this document

Number	Exhibit
99.1	Press Release dated June 25, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIO SOFTWARE, INC

Date: June 28, 2007	By:	/s/ C. Wayne Cape
C. Wayne Cape
President and Chief Executive Officer